UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2013

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214-1883
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Community Bank System, Inc. (the “Company”) was held on May 8, 2013 in Alexandria Bay, New York.  At the Annual Meeting, the Company’s shareholders (i) elected five (5) directors, (ii) approved on a non-binding advisory basis the Company’s executive compensation as set forth in the proxy statement, (iii) approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000; and (iv) ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

1.           The Company’s shareholders elected five (5) individuals to the Board of Directors as set forth below:

Name of Director	Number of Votes
	For	Withheld	Broker Non-Votes
Mark J. Bolus	28,326,587	429,202	4,951,156
Nicholas A. DiCerbo	25,616,439	3,139,351	4,951,156
James A. Gabriel	27,164,528	1,591,262	4,951,156
Edward S. Mucenski	28,333,441	422,348	4,951,156
Brian R. Wright	28,281,482	474,308	4,951,156

2.           The Company’s shareholders approved, on a non-binding advisory vote, our executive compensation programs as described in the proxy statement as set forth below:

For	Against	Abstain	Broker Non-Votes
27,424,776	1,111,845	219,166	4,951,156

3.           The Company’s shareholders approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 as set forth below:

For	Against	Abstain	Broker Non-Votes
32,315,018	1,100,662	209,735	81,530

4.           The Company’s shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 as set forth below:

For	Against	Abstain
33,313,371	314,509	79,062

Item 8.01                      Other Events

On May 10, 2013, the Company issued a press release announcing the results of its Annual Meeting and the approval by the Board of Directors of a regular quarterly dividend of $0.27 per share payable on July 10, 2013, to shareholders of record as of June 14, 2013.

Item 9.01                      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

                Exhibit No.                                Description

                 99.1                                    Press Release, dated May 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By: /s/ George J. Getman
Name: George J. Getman
Title: EVP and General Counsel
Dated: May 10, 2013